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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                      __________________________________


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 27, 2000


                           WORKFLOW MANAGEMENT, INC.
            (Exact name of Registrant as specified in its charter)


            Delaware                       0-24383               06-1507104
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(State or other jurisdiction of          (Commission            (IRS Employer
          incorporation)                 File Number)        Identification No.)



240 Royal Palm Way, Palm Beach, Florida                            33480
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(Address of Principal Executive Offices)                         (Zip Code)




Registrant's telephone number, including area code: (561) 659-6551

                                      N/A
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         (Former name or former address, if changed since last report)

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Item 8.  Change in Fiscal Year

         By unanimous consent effective February 15, 2000 the Board of Directors of Workflow Management, Inc. voted to change the corporation's fiscal year end from the last Saturday in April to April 30. Pursuant to SEC Financial Reporting Release No. 35, this change from a 52-53 week fiscal year to a month end fiscal year is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 and a transition report is not required.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WORKFLOW MANAGEMENT, INC.


                                 By:   /s/ Thomas B. D'Agostino
                                     ---------------------------------------
                                           Thomas B. D'Agostino
                                           Chairman of the Board, President
                                           and Chief Executive Officer


Date: February 27, 2000

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